UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 20, 2008


                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)


FLORIDA                                 000-30932                 13-4172059
-------                                 ---------                 ----------
(STATE OR OTHER JURISDICTION)    (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
OF INCORPORATION)                                                IDENTIFICATION)


              335 CONNIE CRESCENT, CONCORD, ONTARIO, CANADA L4K 5R2

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905) 695-4142
                                                           --------------



                       ----------------------------------

          (Former name or former address, if changed since last report)

|_|      Written communication pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

|_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

On the week of October 20th Environmental Solutions issued a letter from its Chief Executive Officer to shareholders and several press releases announcing recent business developments. The full text of the letter to shareholders and press releases are included as Exhibit 99.1 through 99.5 to this report. The information contained in the website cited in the press release is not a part of this report.

The information of this Current Report on Form 8-K, including Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits furnished with this report:

     99.1 Chief Executive's Letter dated October 24, 2008.

     99.2 Press release Environmental Solutions Worldwide Inc Receives Orders, Ships ThermaCat(TM) Level III Diesel Emissions Reduction Catalyst dated October 20, 2008.

     99.3 Press release Clean Cat(TM) Diesel Engine High Performance Catalyst Awaits Final EPA Verification Test at SwRI dated October 21, 2008.

     99.4 Press release EPA grants ESW XtrmCat(TM) `Emerging Technology' Listing For Marine EMD 2-Stroke Engine Applications dated October 22, 2008.

     99.5 Press release Received Order from Doosan Infracore, Company Ships Catalysts to Korea dated October 23, 2008.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ENVIRONMENTAL SOLUTIONS WORLWIDE, INC.

Date: October 24, 2008
                                       By:      /s/ David Johnson
                                          --------------------------------------
                                            David Johnson,
                                            Chief Executive Officer.